UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2003

Teradyne, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-06462	04-2272148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Harrison Avenue, Boston, Massachusetts	02118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code    (617) 482-2700

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

On May 23, 2003, Teradyne, Inc. issued a press release announcing that Michael A. Bradley was appointed President of Teradyne, Inc., effective immediately, and that George W. Chamillard would continue as Teradyne’s Chief Executive Officer and Chairman.

A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

The exhibit listed below and in the accompanying Exhibit Index is filed as a part of this Current Report on Form 8-K.

(c)    Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 23, 2003, of Teradyne, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERADYNE, INC.

Dated: May 23, 2003	By:	/s/ George W. Chamillard
Name: George W. Chamillard Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 23, 2003, of Teradyne, Inc.